LETTER OF INTENT BETWEEN
                           NATIONAL D.E. SYSTEMS, INC.
                                       AND
                ENVIRONMENTAL PRODUCTS & TECHNOLOGIES CORPORATION


This Letter of Intent ("LOI") is entered into this 12th day of December, 1998 by and between Environmental Products & Technologies Corporation ("EPTC"), a Delaware corporation (the "SELLER") and National D.E. Systems, Inc. ("NDES"), a Nevada corporation (the "BUYER"), with respect to the following facts:

RECITALS

NDES is a corporation duly formed and in good standing in the State of Nevada. EPTC is a corporation duly formed and in good standing in the State of Delaware.

NOW, THEREFORE, in consideration of the mutual agreements, the parties hereto agree as follows:

         NDES is desirous of acquiring the mining claims and rights known as the Tiger Claims from EPTC.

         On the terms of and subject to the conditions set forth in this Agreement, EPTC agrees to sell, convey, assign, transfer and deliver to NDES, and NDES agrees to purchase from EPTC, at the closing (the "Closing") on or before January 15, 1999 ("Closing Date") the mining claims known as the "Tiger Claims" further described as being located in Malheur County, Oregon in Section 15, Township 18 South, Range 41 E. of Boise Meridian.

1.       Purchase Price.
         ---------------
         As consideration for the sale, conveyance, assignment, transfer and delivery of the Tiger Claims to NDES, NDES agrees to issue EPTC up to Eight hundred (800) shares of the common stock of National D.E. Systems, Inc. which at the time of issue shall represent no less than 80% of all the issued and outstanding common shares of NDES. The purchase price may be reduced if the purchaser finds that the claims are not properly documented or that the books and records regarding the claims are not as represented by EPTC. In addition, EPTC may have the right to receive more shares of NDES if the books and records regarding its assets and subsidiaries are as represented. The parties will use the due diligence period to end no later than January 6, 1999 to complete the due diligence and no later than January 13, 1999 to come to a final agreement on the number of shares to be issued.

Tiger Claims LOI
Page 1 of  5
EPTC/National D.E. Systems, Inc.

                            LETTER OF INTENT BETWEEN
                           NATIONAL D.E. SYSTEMS, INC.
                                       AND
                ENVIRONMENTAL PRODUCTS & TECHNOLOGIES CORPORATION


2. Transaction Structure. NDES understands that EPTC has the authority or will obtain the authority to sell assign and transfer the assets herein described.

         A. At the closing of the transaction (the "Closing"), the parties will exchange the following:
                  1). NDES will issue up to 800 shares of the common stock of NDES, and
                  2). EPTC will deliver to NDES all of EPTC's right, title and interests to the Mining Claims listed below:

                           Name of Claims   BLM Serial No. County Instrument No.
                           --------------   -------------- ---------------------
                           Tiger #1         ORMC 153100    97-7312
                           Tiger #2         ORMC 153101    97-7313
                           Tiger #3         ORMC 153102    97-7314
                           Tiger #4         ORMC 153103    97-7315


3. EPTC agrees to the following:
   -----------------------------

A. While the final negotiations and due diligence process is being completed it will in no way materially change the status of any of the assets contemplated to be transferred hereby.

         B. EPTC will obtain all necessary corporate, shareholder and other third-party approvals in form acceptable to NDES;

4. NDES Representation and Warranties the following:
   -------------------------------------------------

         A. NDES is a newly formed corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and has full corporate power and authority to enter into this Agreement and to carry out its obligations hereunder.

B. The execution and delivery of this LOI and the final consummation of the transactions contemplated hereby will not violate the Articles of Incorporation or the By-Laws of NDES or any agreement, contract or other instrument to which NDES is a party.


Tiger Claims LOI
Page 2 of  5
EPTC/National D.E. Systems, Inc.

                            LETTER OF INTENT BETWEEN
                           NATIONAL D.E. SYSTEMS, INC.
                                       AND
                ENVIRONMENTAL PRODUCTS & TECHNOLOGIES CORPORATION


5. Further Assurances
   ------------------
         Prior to the closing there will be no change in the business activities of NDES and EPTC will in no way alter the status of the mining claims. Each party to this Letter of Intent will have approval of any press release.

6. Notice
   ------
         Notice will be deemed to be given by one party to the other party of this Agreement upon personal delivery by messenger, air courier, express mail or certified registered mail, return receipt requested, or upon facsimile or telegram, or ten days after mailing by first class mail by the party giving the notice, addressed to the parties as indicated below their signatures to this Agreement, or to any other address or facsimile numbers provided to the parties in writing in accordance with this Agreement by the party making the change.

7. Waivers
         If any party shall at any time waive any rights hereunder resulting from any breach by the other party of any of the provisions of this Agreement, such waiver is not to be construed as a continuing waiver of other breaches of the same or other provisions of this Agreement. Resort to any remedies referred to herein shall not be construed as a waiver of any other rights and remedies to which such party is entitled under this Agreement or otherwise.

8. Entire and Sole Agreement
   -------------------------
         This Agreement constitutes the entire agreement between the parties and supersedes all agreements, representations, warranties, statements, promises and undertakings, whether oral or written, with respect to the subject matter of this Agreement. This Agreement may be modified only by a written agreement signed by all parties.

9. Governing Law
   -------------
         This Agreement shall be governed by and construed in accordance with the laws of the State of California. The venue for any action or proceeding brought under this Agreement will be in the appropriate forum in the County of Los Angeles, State of California.

10. Severability
    ------------
         The provisions of this Agreement are meant to be enforced severally so that the determination that one or more provisions are enforceable or


Tiger Claims LOI
Page 3 of  5
EPTC/National D.E. Systems, Inc.

                            LETTER OF INTENT BETWEEN
                           NATIONAL D.E. SYSTEMS, INC.
                                       AND
                ENVIRONMENTAL PRODUCTS & TECHNOLOGIES CORPORATION



         invalid shall not affect or render invalid any other provision of this Agreement, and such other provisions shall continue to be in full forced in accordance with their terms.

11. Rights Cumulative
    -----------------
         All rights and remedies under this Agreement are cumulative, and none is intended to be exclusive of another. No delay or omission in insisting upon the strict observance of performance of any provision of this Agreement, or in exercising any right or remedy, shall be construed as a waiver or relinquishment of such provision, nor shall it impair such right or remedy. Every right and remedy may be exercised from time to time and as often as deemed expedient.

12. Captions
    --------
         The paragraph and other headings contained in this Agreement are for reference purposes only, and shall not limit or otherwise affect the meaning hereof.

13. Legal Holidays
    --------------
         In the case where the date on which any action required to be taken, document required to be delivered or payment required to be made is not a business day in Los Angeles, California, such action, delivery or payment need not be made on that date, but may be made on the next succeeding business day.

14. Counterparts
    ------------
         This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

15. Parties
    -------
         This Agreement shall inure solely to the benefit of and shall be binding upon the parties hereto and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision contained herein.

16. Authority
    ---------
         All signatories to this Agreement do hereby declare that they have the authority to execute this Agreement on behalf of the parties to this Agreement.


Tiger Claims LOI
Page 4 of  5
EPTC/National D.E. Systems, Inc.

                            LETTER OF INTENT BETWEEN
                           NATIONAL D.E. SYSTEMS, INC.
                                       AND
                ENVIRONMENTAL PRODUCTS & TECHNOLOGIES CORPORATION



NDES: National D.E.  Systems, Inc.          EPTC: Environmental Products &
                                               Technologies Corporation


By:/s/Michael Empey                               By:/s/Morris Lerner
   ----------------                                  ----------------
     Michael Empey                                   Morris Lerner
     President                                       Secretary
     2020 Avenue Of The Stars                        5380 Sterling Center Dr.
     Suite 240                                       Westlake Village, CA 91361
     Los Angeles, CA 90067




Tiger Claims LOI
Page 5of  5
EPTC/National D.E. Systems, Inc.